SECURITIES AND EXCHANGE COMMISSION

                      Washington, DC  20549



                            FORM 8-K

                         CURRENT REPORT



 Pursuant to Section 13 or 15(d) of the Securities Exchange Act
                             of 1934


Date of Report (Date of earliest event reported):  July 18, 2002


                  MODINE MANUFACTURING COMPANY
------------------------------------------------------------------
     (Exact name of registrant as specified in its charter)



      Wisconsin                1-1373             39-0482000
---------------------      -------------     ---------------------
   (State or other          (Commission         (I.R.S. Employer
   jurisdiction of          File Number)      Identification No.)
    incorporation)


1500 DeKoven Avenue, Racine, Wisconsin               53403
------------------------------------------      ------------------
(Address of principal executive offices)          (Zip Code)



Registrant's telephone number, including
area code:                                       (262) 636-1200
                                                ------------------


                         NOT APPLICABLE
------------------------------------------------------------------
 (Former name or former address, if changed since last report.)



           An Exhibit Index appears on Page 2 herein.


                        Page 1 of 9 pages

Item 5.   Other Information.
          -----------------

     On July 17, 2002, Modine reported net earnings of $10.4 million or $0.31 per fully diluted share , for its first fiscal quarter, which ended on June 26, 2002. This report was made at Modine's Annual Meeting of Shareholders, at which Modine also reported that it estimates fiscal 2002 pro forma earnings per share to be $1.02, and expects its fiscal 2003 earnings per share will be in line with its fiscal 2002 pro forma results.

     A copy of the relevant news release is attached hereto as
Exhibit 20. This release contains forward-looking statements, which involve risks and uncertainties. Actual results could differ materially from those projected in the forward-looking statements.
A copy of the Important Factors and Assumptions Regarding Forward-Looking Statements is attached hereto as Exhibit 99.


Item 7.  Financial Statements and Exhibits.
         ---------------------------------

     (c)  Exhibits.
          --------

Reference Number
per Item 601 of
Regulation S-K                                                      Page
----------------                                                    ----

      1             Not applicable.

      2             Not applicable.

      4(a) Rights Agreement dated as of October 16, 1986 between the Registrant and First Chicago Trust Company of New York [formerly the First National Bank of Chicago] (Rights Agent) (filed by reference to the Exhibit contained in the Registrant's Annual Report on Form 10-K for the fiscal year ended March 31, 2002).

      4(b)(i)       Rights Agreement Amendment No. 1 dated
                    as of January 18, 1995 between the
                    Registrant and First Chicago Trust
                    Company of New York (Rights Agent)
                    (filed by reference to the Registrant's
                    Annual Report on Form 10-K for the
                    fiscal year ended March 31, 2000).

      4(b)(ii)      Rights Agreement Amendment No. 2 dated
                    as of January 18, 1995 between the
                    Registrant and First Chicago Trust
                    Company of New York (Rights Agent)
                    (filed by reference to the Registrant's
                    Annual Report on Form 10-K for the
                    fiscal year ended March 31, 2000).

Reference Number
per Item 601 of
Regulation S-K                                                      Page
----------------                                                    ----

      4(b)(iii)     Rights Agreement Amendment No. 3 dated
                    as of October 15, 1996 between the
                    Registrant and First Chicago Trust
                    Company of New York (Rights Agent)
                    (filed by reference to the Registrant's
                    Annual Report on Form 10-K for the
                    fiscal year ended March 31, 2001).

      4(b)(iv)      Rights Agreement Amendment No. 4 dated
                    as of November 10, 1997 between the
                    Registrant and Norwest Bank Minnesota,
                    N.A., [now known as Wells Fargo Bank
                    Minnesota, N.A.] (Rights Agent) (filed
                    by reference to the Registrant's Annual
                    Report on Form 10-K for the fiscal year
                    ended March 31, 2002).

      4(c)          Bank One Credit Agreement dated April 17,
                    2002 (filed by reference to the Registrant's
                    Annual Report on Form 10-K for the fiscal year ended March 31, 2002).

                    Note:  The amount of long-term debt
                    ----
                    authorized under any instrument defining the rights of holders of long-term debt of the Registrant, other than as noted above, does not exceed ten percent of the total assets of the Registrant and its subsidiaries on a consolidated basis. Therefore, no such instruments are required to be filed as exhibits to this Form. The Registrant agrees to furnish copies of such instruments to the Commission upon request.

     16             Not applicable.

     17             Not applicable.

    *20             News Release of Modine Manufacturing              6
                    Manufacturing Company dated July 17,
                    2002

     23             Not applicable.

     24             Not applicable.

     27             Not applicable.

    *99             Important Factors and Assumptions                 9
                    Regarding Forward-Looking Statements

*Filed herewith.

                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 18, 2002

                              MODINE MANUFACTURING COMPANY


                              By:   D. R. JOHNSON
                                  --------------------------------
                                   D. R. Johnson, Chairman
                                   and Chief Executive Officer


                              By:   D. R. ZAKOS
                                  --------------------------------
                                   D. R. Zakos, Vice President,
                                   General Counsel, and Secretary